Exhibit 99.2 JULY 28, 2022 BT-001 Pivotal Clinical Trial Results

Disclaimer This presentation (“Presentation”) is for informational purposes only. The information contained herein does not purport to be all-inclusive and neither Better Therapeutics, Inc. (“BetterTX” or the Company“) nor any of its respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment or decision to invest in the Company. Neither the Company nor any of its respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of the Company. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This meeting and any information communicated at this meeting are strictly confidential and should not be discussed outside your organization. Forward-Looking Statements. Certain statements in this Presentation may be considered forward-looking statements, within the meaning of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements in this Presentation include, but are not limited to, statements regarding the results of the trial of BT-001 in patients with type 2 diabetes, the Company's plans regarding FDA submissions, plans and expectations regarding the commercialization of BT-001, if approved, expectations related to the potential benefits of BT-001 and CBT and their potential treatment applications, the Company's plans regarding the research and advancement of its product candidates for additional treatments, expectations related to the interest of healthcare providers and payers in PDTs, including BT-001, and legislative developments affecting PDTs and the outcome of such developments, among others. These forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to the Company's business, such as the willingness of the FDA to authorize PDTs, including BT-001, for commercial distribution and insurance companies to reimburse their use, market acceptance of PDTs, including BT-001, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving our product candidates and other risks and uncertainties included under the header “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 28, 2022, and those that are included in any of the Company’s future filings with the SEC. 2

Pioneering Prescription Digital Therapeutics for Cardiometabolic Diseases

Primary Endpoint assessed at 90 days showed significant decrease in A1c as compared to control group receiving standard of care (p<0.0001) Secondary Endpoint assessed at 180 days demonstrated sustained and BT-001 Pivotal Trial: improved response (p=0.01) Half of patients in BT arm achieved clinically meaningful changes with mean A1c reduction of 1.3% (SD 0.8%) in this Statistically significant subgroup & clinically meaningful results in diverse Robust safety data, with significantly fewer safety events in BT arm (p<0.001) patient population BT-001 use associated with multiple additional cardiometabolic benefits with advanced T2D Diverse & advanced patient population and unique trial design were setting a high bar for success 4

Opportunity to address healthcare inequities and access– Digital therapeutics can reach patients where they are and connect them to the best care despite the many barriers patients experience Real-time insights into use and efficacy enables continuous improvement promising the potential for increasingly better Using Software efficacy without increased risk Instead of Drugs: Data generated offers greater insights enabling better care and novel pricing models Unique Benefits of Digital Potential to improve a broad range of health measures bears the Therapeutics promise to change - at scale - the course of a disease with better overall long-term health outcomes and lower cost of care Development requires substantially less time and investment, enabling faster and more cost-efficient expansion into other potential indications or therapeutic areas 5

Next Generation Therapeutics: The Better Therapeutics Approach Developing Digital Therapeutics that are cleared by the FDA for a specific indication and have labeled claims. If cleared, patients obtain access through a physician prescription that is reimbursed via health insurance Initially focused on cardiometabolic diseases, which rank among the most common and costly chronic conditions that share lifestyle behaviors as a common root cause Advancing principles of Cognitive Behavioral Therapy (CBT), a well proven, validated approach to improve behavior by developing a novel CBT protocol and making it digitally available to improve access and scalability Rigorous product development incorporating patient & provider feedback into thoughtfully designed randomized controlled studies, backed up by Real World Evidence studies to support payer negotiations 6 CONFIDENTIAL

BT-001 Pivotal Trial Results


Baseline A1c
D90 A1c
D180 A1c
1.5x more SOC patients increase meds prior to day 180
% Mean Change in A1c
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
Primary EndPoint
p < 0.0001
Secondary EndPoint
p = 0.01
SOC
BT-001

BT-001 demonstrated sustained and improved response at 180 days, with absolute A1c reduction advancing from 0.3% to 0.4%, highlighting potential for long-term improvements

- Both primary (A1c between group delta -0.4%, p<0.0001) and secondary endpoint (A1c delta -0.3%, p=0.01) were met
- Half of patients in BT arm achieved achieved clinically meaningful changes with absolute mean A1c reduction of 1.3% (SD 0.8%) in this subgroup

Robust safety data, with significantly fewer Adverse Events in BT arm (p<0.001)

BT-001 use associated with multiple additional cardiometabolic benefits and lower medication and lower healthcare utilization

Better+
7

Nationally representative, diverse patient population Investigators mirror real-world prescribers BT-001 Pivotal Robust study design employed to minimize bias and set high comparison bar: Trial designed • Control arm is Standard of Care (i.e. gold standard care), primarily for not just treatment as usual FDA de novo • Medication use and adjustment by investigators was not authorization limited; only prandial insulin was excluded • Patients were not mandated nor incentivized to use BT- 001; instead were free to self-select dose 8

Nationally representative, diverse patient population recruited Patient population recruited from 6 States, includes groups underrepresented in clinical trials, with historically poor access to care Standard of Care BT-001 Parameter / Category Statistic (n=343) (n=325) Age (yrs) Mean 58.1 58.0 % Female % 56.3% 56.0% Race % White 61.2% 62.2% Black or African American 29.2% 29.5% Asian 5.2% 5.2% American Indian or Alaskan Native 1.7% 1.2% Native Hawaiian or Other Pacific Islander 0.6 0.3% Ethnicity - Hispanic or Latino % 14.0% 17.2% $67,737 Median Household Income by ZIP Code Mean $69,789 % High School Degree or Some College but no Degree % 42.0% 38.2% Canonico, Mario Enrico, et al. Cognitive behavioral therapy delivered via digital mobile application for the treatment of type 2 diabetes: Rationale, design, 9 and baseline characteristics of a randomized, controlled trial. Clinical Cardiology (2022).

Participants had long-standing T2 diabetes, high cardiovascular risk, multiple comorbidities and extensive medication use Standard of Care BT-001 Parameter / Category Statistic (n=343) (n=326) 2 BMI (kg/m ) Mean 34.7 34.6 Baseline HbA1c (%) Mean 8.1% 8.2% Years Since Diagnosis Mean 10.9 11.0 % on 2 or More Antihyperglycemic Medications % 67.5% 68.4% Using Antihypertensive Medications % 71.7% 67.1% (1) % on 2 or More Number of Antihypertensive Medications % 66.5% 69.0% 10 Year CV Risk Score Mean 15.1% 15.1% Number of Comorbidities Mean 2.7 2.8 (1) For those treated for hypertension (67.5% of participants) Canonico, Mario Enrico, et al. Cognitive behavioral therapy delivered via digital mobile application for the treatment of type 2 diabetes: Rationale, design, and baseline characteristics of a randomized, controlled trial. Clinical Cardiology (2022). 10

General Diabetes Population Medication Class SOC BT-001 1 (2018) All 82.7% 96.5% 96.0% Baseline diabetes Metformin 59.5% 79.9% 80.1% medications reveal Sulfonylureas 24.4% 34.4% 36.2% robust background SGLT2 inhibitors < 7.1% 24.8% 21.8% therapy compared GLP-1 analogues < 7.1% 24.8% 19.0% with general Insulin 25.6% 19.5% 17.8% diabetes population DPP-4 Inhibitors 10.8% 13.7% 17.2% Thiazolidinediones 3.3% 5.0% 5.5% Meglitinides - 0.3% 0.9% 1 Fang et al. Trends in Diabetes Treatment and Control in U.S. Adults, 1999-2018. N Engl J Med 2021;384:2219-28. DOI: 10.1056/NEJMsa2032271 11

BT-001 produced clinically meaningful and sustained reduction in A1c Baseline A1c D90 A1c D180 A1c 0.2 0.1 0 BT-001 -0.1 Primary EndPoint -0.2 Secondary EndPoint -0.3 -0.4 Intent-to-Treat Analysis 12 % Mean Change in A1c

BT-001 reduced A1c despite on-study addition of more diabetes medication in the Standard of Care control group Baseline A1c D90 A1c D180 A1c 0.2 1.5x more SOC patients 0.1 increased meds prior to day 180* SOC 0 BT-001 Primary EndPoint 0.4% Delta, -0.1 p < 0.0001 Secondary EndPoint -0.2 0.3% Delta, p = 0.01 -0.3 * Prior to D180 A1c, comparable % of patients -0.4 reduced antihyperglycemic medications (5.5% SOC; 4.3% BT-001) Intent-to-Treat Analysis 13 % Mean Change in A1c

Trending average change in fasting blood glucose shows gradual and steady improvements, with no clear peak 14

Trends in fasting blood glucose in different therapies 0 -4 -8 -12 -16 -20 Baseline W4 W8 W12 W16 W20 W24 BT-001 Ferrannini E et al. Dapagliflozin monotherapy in type 2 diabetic patients with inadequate glycemic control by diet and exercise: a randomized, double-blind, placebo-controlled, phase 3 trial. Diabetes Care. 2010;33:2217-2224. Sitigliptin (GLP1) Goldstein BJ, et al; for Sitagliptin 036 Study Group. Effect of initial combination therapy with sitagliptin, a dipeptidyl peptidase-4 inhibitor, and metformin on glycemic control in patients with type 2 diabetes. Diabetes Care. 2007;30(8):1979–1987. Dapagliflozin (SGLT2) Note: These results are from different studies with different trial designs and patient populations. No head-to-head studies between these candidates have been conducted. 15 Fasting Blood Glucose Reduction (mg/dL)

Cardiovascular Outcome Trials (CVOTs) show lower relative A1c reduction compared with new drug pivotal for same drug


Trulicity (GLP-1 RA Inj.)
New Drug Approval Pivotal
0.8%
CV Outcome Trial
1%
Jardiance (SGLT2)
New Drug Approval Pivotal
0.8%
CV Outcome Trial
1%
Januvia (DPP4)
New Drug Approval Pivotal
0.8%
CV Outcome Trial
0%

Trulicity - Gerstein HC et al; Dulaglutide and cardiovascular outcomes in type 2 diabetes (REWIND): a double-blind, randomized placebo-controlled trial. Lancet. 2019;394(10193):121-130.

Umpierrez et al; Efficacy and Safety of Dulaglutide Monotherapy Versus Metformin in Type 2 Diabetes in a Randomized Controlled Trial (AWARD-3) *Diabetes Care* 2014;37(8):2168–2176.

Jardiance- Zinman B, et al. "Empagliflozin, Cardiovascular Outcomes, and Mortality in Type 2 Diabetes". The New England Journal of Medicine. 2015. 373(22):2117-28.

Roden M et al; on behalf of the EMPA-REG MONO trial investigators. Empagliflozin monotherapy with sitagliptin as an active comparator in patients with type 2 diabetes mellitus: a randomised, double-blind, placebo-controlled, phase 3 trial. Lancet Diabetes Endocrinol. 2013;1(3):208–19.

Januvia- Green JB, et al. "Effect of sitagliptin on cardiovascular outcomes in type 2 diabetes". *The New England Journal of Medicine*. 2015. 373(3):232-242.

Aschner P, et al; Sitagliptin Study 021 Group. Effect of the dipeptidyl peptidase-4 inhibitor sitagliptin as monotherapy on glycemic control in patients with type 2 diabetes. Diabetes Care. 2006 Dec;29(12):2632-7.

Better+

16

Trial design may influence A1c reduction observed. BT-001 pivotal trial design is more similar to diabetes cardiovascular outcome trials

Trial Characteristic	New Drug Pivotal	CV Outcome Trial	BT-001 Pivotal
Poorly Controlled Diabetes at Baseline	Yes	Yes	Yes
Diabetes Disease Duration (mean)	< 10 yrs	> 10 yrs	> 10 yrs
Baseline Therapy Limited	Highly (e.g. Metformin monotherapy)	Moderately (e.g. Max of 2 drugs at Baseline)	Minimally (Only Prandial Insulin excluded)
Comparison Arm	Placebo or Single Agent	Standard of Care	Standard of Care
Dosage of Investigational Therapy Controlled	Yes	Yes	No

Better+
17

Patients who used BT-001 more had greater reduction in A1c Participants self-selected dose of nCBT. Higher dose of nCBT lessons completed associated with larger A1c improvements at 180 days High Use of Low Use of Behavior Moderate Use of Behavior Therapy Therapy Behavior Therapy >20 lessons < 10 lessons 10-20 lessons 0 -0.1 -0.1% -0.2 -0.3 -0.4 -0.4% -0.5 -0.6 -0.6% -0.7 18 % Mean Change in A1c

Higher dose subgroup shows substantially greater A1c improvement compared to Standard of Care control group Baseline A1c D90 A1c D180 A1c 0.2 0.1 SOC 0 -0.1 BT-001 -0.2 -0.3 Moderate use -0.4 (10-20 lessons) -0.5 High use -0.6 (>20 lessons) 19 % Mean Change in A1c

1.5x more BT-001 patients achieved meaningful A1c change Significant improvements observed in BT-001 Group despite use of fewer diabetes medications ITT Population at D180 Δ = 16.1% p = 0.0004 Achieve 1% or more % 0 A1c reduction 30 (vs 17%, p=0.001) 10 20 30 34.3% 40 Achieve blood sugar % 50 control target of A1c < 7% 50.4% 30 (vs 20% SOC, p=0.009) BT-001 Standard of Care 20 20 % Patients with 0.4% or more decrease

BT-001 Meaningful Responders show range of large improvements at 180 days Meaningful Responders” defined as 0.4% or more A1c improvement MEAN -1.3% MEDIAN 14% -1.1% 12% 10% 8% 6% 4% 2% 0% -0.4 -0.5 -0.6 -0.7 -0.8 -0.9 -1 -1.1 -1.2 -1.3 -1.4 -1.5 -1.6 -1.7 -1.8 -1.9 -2 -2.1 -2.2 -2.3 -2.4 -2.5 -2.6 -2.7 -2.8 -2.9 -3 -3.1 -3.2 -3.3 <-3.3 D180 A1c Change From Baseline (% HbA1c) 21 % of BT-001 patients

180 Day safety data reveals significantly fewer Adverse Events BT-001 patients had statistically significant fewer AEs and Serious AEs Standard of Care BT-001 (n=343) (n=325) Subjects Events Subjects Events Number of subjects who experienced: n (%) n n (%) n An Adverse Event (AE) 188 (54.8%) 324 135 (41.5%) 265 p < 0.001 A Serious Adverse Event 24 (7.0%) 26 9 (2.8%) 9 p = 0.01 An AE Possibly/Probably Related to Study 0 (0.0%) 0 3 (0.9%) 4 Intervention An AE that is Related to Medical Software 0 (0.0%) 0 0 (0.0%) 0 22

BT-001 patients avoided more Serious Adverse Events (SAEs) commonly found in T2 diabetes Standard of Care BT-001 (n=343) (n=325) Subjects Events Subjects Events Number of subjects who experienced: n (%) n n (%) n A Serious Adverse Event (SAE) 24 (7.0%) 26 9 (2.8%) 9 SAEs Possibly Related to Diabetes / Cardiometabolic Health 14 (4.1%) 14 5 (1.5%) 5 Cardiovascular 6 (1.7%) 6 2 (0.6%) 2 Respiratory 2 (0.6%) 2 1 (0.3%) 1 Infectious 6 (1.7%) 6 2 (0.6%) 2 Other SAEs 12 (3.5%) 12 4 (1.5%) 4 Death 1 (0.3%) 1 0 (0.0%) 0 23

More Adverse Events (AEs and SAEs) are not observed with more use of BT-001 Participants self-selected dose. Higher dose associated with larger improvements, but not higher rates of AEs. Low Use of Moderate Use of High Use of Behavior Therapy Behavior Therapy Behavior Therapy < 10 lessons 10-20 lessons >20 lessons 100% 80% 60% 40% 20% 0% AEs SAEs AEs SAEs AEs SAEs 24

Safety profiles of top performing diabetes drugs differ from BT-001 Adverse Reaction (>/= 5%) GLP1 SGLT2 BT-001 Pivotal Nausea Yes No No Vomiting Yes No No Diarrhea Yes No No Abdominal pain Yes No No Constipation Yes No No Female genital mycotic infections No Yes No Urinary track infections No Yes No Devise related adverse events N/A N/A < 1% Note: These results are from different studies with different trial designs and patient populations. No head-to-head studies between these candidates have been conducted. 25

Statistically significant findings in: Data reveals • Systolic Blood Pressure statistically significant • Weight Reduction changes in multiple • Mood Scores exploratory endpoints, underscoring potential • Quality of Life Scores (Physical Health-Related) for broad-based • Adverse Event and Serious Adverse Event Rates benefits Data to be submitted for peer-review publications. 26

Antihyperglycemic medication utilization and healthcare utilization increased more in Standard of Care control group patients with a widening gap over 6- months 12.5% 10% BT-001 patients experienced fewer hospitalizations, ER 7.5% visits, and outpatient visits over length of study 5% 2.5% 0% Before D90 Lab After D90 Lab After D180 Lab 27 % of SOC Patients Increasing Medications (absolute increase over BT-001 arm)

During 180 days of use, patient engagement and persistence exceed benchmarks for consumer health & wellness apps* % 5.9 81 61 Average minutes / day Percentage of patients NPS Score after spent in app using the app at 180 days 180 days % % % % 36 38 36 35 Healthcare Health Medical Fitness (all) Insurance 28 *Apptentive | 2022 Mobile Customer Engagement Benchmark Report - % retention at 90 days. Retention was 94% in BT-001 group at 90 days

Marc Bonaca, MD, MPH Executive Director, CPC Clinical Research Associate Professor of Medicine, Cardiology, and Vascular Medicine Director of Vascular Research, University of Colorado School of Medicine 29

Qualities of an ideal new therapy in T2 Diabetes 1 Non-pharmacologic Can be prescribed and data tracked in medical record 2 Ad Add dre ressi ssing ng the the unm unme et t ne nee ed ds s iin n Additive effects on top of evidence-based therapy 3 Ty Typ pe e 2 2 D Diia ab be ete tes s re req qui uire res s ne new w Potential to decrease need for medication and/or the thera rap piie es s 4 healthcare utilization 5 Safe 6 Sustained effect 30 30

Qualities of an ideal new therapy in T2 Diabetes Non-pharmacologic Can be prescribed and data tracked in medical record Addressing the unmet needs in Additive effects on top of evidence-based therapy Type 2 Diabetes requires new Potential to decrease need for medication and/or therapies healthcare utilization Significantly fewer AEs and SAEs in BT-001 group Sustained and improved A1c reduction at 180 days 31 31

We intend to go to market with a focus on patients whose blood sugar remains uncontrolled despite the use of medications COST IN 2020* Adult US Population Diabetes 258M population ~$490B Adult US population with Type 2 Diabetes 34M Diagnosed Population COST IN 2030* 26M ~$600B Uncontrolled Type 2 13M Diabetes Source: Better Therapeutics Epidemiology Research, 2022 *Source: Projected costs from Rowley et al, Diabetes 2030: Insights from Yesterday, Today and Future Trends. Population Health Management 2017; Vol 20,1:6-12 32

BT-001 has the potential to be the first-in-class Prescription Digital Therapeutic for the treatment of Type 2 Diabetes 33

CPT Codes:

New for 2022/2023 CPT Editorial Panel accepted the use of temporary codes to identify supplying a device, reporting and interpretation of CBT applications.

0702T - Remote therapeutic monitoring of a standardized online digital cognitive behavioral therapy program ordered by a physician or other qualified health care professional; supply and technical support, per 30 days

0703T - Management services by physician or other qualified health care professional, per calendar month

Bipartisan Bill Introduced:

March 10, 2022 Reps. Mike Thompson (CA-05) and David McKinley (WV-01) and Sens. Jeanne Shaheen (D-NH) and Shelly Moore Capito (R-WV) introduced the bipartisan legislation, *Access to Prescription Digital Therapeutics Act of 2022*

HCPCS Code:

CMS established a new HCPCS code Level II Code A9291, effective April 1, 2022, for Prescription Digital Behavioral Therapy, FDA cleared, per course of treatment

Better+
34

PATH TO REGULATORY APPROVAL We plan to focus on securing coverage from regionally dominant, early adopting commercial payers, IDNs/health systems PAYERS HEALTH SYSTEMS • Centralized decision-making LEADING • Population health focused INDICATORS OF • Accountable Care • History of adopting new ADOPTION: Organization (ACO) technologies affiliations 35 35

Real-world evidence from randomized, controlled, multi-site program will inform our understanding of durability, impact on costs and medication use

	BT-001 Participants	Study Size	Duration
Mass General Brigham	500	750	18-month
CPC Clinical Research; Ascension; VA U.S. Department of Veterans Affairs	250	500	24-month
Catalyst HEALTH NETWORK	250	250	12-month

Population: Participants with type 2 diabetes; A1c between 7.0% and 11.0%, not on prandial insulin

Design: Open-label, real world interventional studies using within participant comparison or control arm

Primary Measures: Mean change in A1c after 6 and 12-months (mean change within participant or compared to control)

Secondary Measures: Mean change in medication usage after 6 and 12-months (mean change within participant or compared to control)

Exploratory Endpoints: Changes in quality of life, diabetes treatment satisfaction, blood pressure, cholesterol, weight, lipids and HbA1c trends, medication use, diabetes related hospitalizations, emergency room visits, and outpatient visits at 12 months or more

Better+
36

Payer Survey National and regional payers, as well as PBMs reacted positively to BT-001’s Target Product Profile Likelihood to Cover BT-001 (n=14) 71% responded “likely to cover” Source: Better Therapeutics Quantitative Market Research, June 2022. The 1 to 7 scale represents the likelihood of the 37 payer to cover BT-001, where 1 was “not at all likely” and 7 was “extremely likely.”

Provider Survey Providers have expressed a willingness to prescribe BT-001 based on Target Product Profile Likelihood to Prescribe BT-001 (n=25) 88% rated “likely to prescribe” Source: Better Therapeutics Quantitative Market Research, Mar 2022. The 1 to 7 scale represents the likelihood of the 38 provider to prescribe BT-001 to at least some of their patients, where 1 was “not at all likely” and 7 was “extremely likely.”

Pioneering Prescription Digital Therapeutics for Cardiometabolic Diseases

Key Priorities

Financing – initiated a broad assessment of potential financing options to support our commercial launch and potentially expand into other cardiometabolic diseases.

De Novo Submission - Submit a de novo classification request with the FDA seeking marketing authorization of BT-001 for the treatment of patients with Type 2 diabetes in the third quarter of 2022.

Commercial Launch - Advance our preparations for the potential commercial launch of BT-001

Upcoming Milestones

Q3 2022	De Novo Submission
Q3 2022	Health economic model for BT-001 and payer coverage discussions
Q4 2022	Completion of LivVita Liver Study for NAFLD and NASH
Q4 2022/ Q1 2023	Address financing needs
Pending FDA Authorization	Commercial launch
2023	Pipeline Expansion / Next Pivotal Study

Better
40

JULY 28, 2022 BT-001 Pivotal Clinical Trial Results Q&A